Exhibit 10.16

                                 EXECUTIVE
                           SUBSCRIPTION AGREEMENT
                                    AND
                             POWER OF ATTORNEY
                             -----------------

CPG International Holdings LP
c/o AEA Investors LLC
55 East 52nd Street
New York, New York  10055
Attention:  General Counsel

          Re: Form of Subscription for [Class B-1/Class B-2] Limited Partnership Interests in CPG International Holdings LP
                ------------------------------------------------------

Ladies and Gentlemen:

1) Subscription.

     (a) Contribution. The undersigned (the "Subscriber") irrevocably and unconditionally subscribes for and agrees to purchase [Class B-1/Class B-2] Units of limited partnership interests (the "Interests") in CPG International Holdings LP (the "Partnership"). The sale by the Partnership of the Interests is in consideration of the Subscriber's agreement to contribute capital to the Partnership in the amount and type set forth on Schedule 1 hereto on the terms and conditions described herein and in the Agreement of Limited Partnership, dated as of May 10, 2005, as amended in January 2007 and February 2008 (the "Partnership Agreement") supplied herewith. Capitalized terms used herein have the meanings given to them in the Partnership Agreement unless otherwise defined herein. The Subscriber's obligation to pay for the Interests shall be complete and binding upon the execution of this Subscription Agreement and the Subscriber's Capital Contribution shall be payable as directed by CPH Holding I LLC, the General Partner of the Partnership.

     (b) Delivery of Subscription Agreement. The Subscriber hereby delivers one executed copy of this Subscription Agreement to the Partnership, c/o AEA Investors LLC, 55 East 52nd Street, New York, New York 10055,
     Attention: _____________.

     (c) Acceptance. This Subscription Agreement is subject to the acceptance of the General Partner. The General Partner reserves the right to accept or reject any subscription or any portion thereof. Upon such acceptance, this Subscription Agreement shall become a binding agreement between the Partnership and the Subscriber.

     (d) Closing. The closing of the issuance of the Interests shall occur on or about _____________, or on such other date as the General Partner of the Partnership, in its sole discretion may determine (the "Closing Date").

     (e) Purpose. The terms of this Subscription Agreement and any similar agreements are intended to increase the Partnership's ability to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth and profitability of the Partnership's business depends.

     (f) Adoption of Partnership Agreement. From and after the Closing Date, the Subscriber hereby adopts, accepts, and agrees to be bound by all terms and conditions of the Partnership Agreement and to perform all obligations therein imposed upon the Subscriber in his capacity as a Limited Partner of the Partnership, including, but not limited to, the optional redemption rights in Article 8 thereof, except as specifically modified herein.

2) Subscriber Representations, Warranties and Agreements.

     (a) In connection with the purchase and sale of the Interests hereunder, the Subscriber represents and warrants to, and agrees with, the Partnership that:

          (i) the Interests to be acquired by Subscriber pursuant to this Subscription Agreement will be acquired for Subscriber's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws, and the Interests will not be disposed of in contravention of the Securities Act or any applicable state securities laws;

          (ii) the Subscriber is an "accredited investor" as defined in Rule 501 of the Securities Act;

          (iii) the Subscriber is able to bear the economic risk of his investment in the Interests for an indefinite period of time because the Interests have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available;

          (iv) the Subscriber has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Interests and has had full access to such other information concerning the Partnership and any of its subsidiaries as he has requested;

          (v) this Subscription Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable in accordance with its terms, and the execution, delivery and performance of this Subscription Agreement by the Subscriber does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Subscriber is a party or any judgment, order or decree to which the Subscriber is subject; and

          (vi) the Subscriber is a resident of the State set forth beneath the Subscriber's name on the signature page hereto.

     (b) As an inducement to the Partnership to issue the Interests to the Subscriber, and as a condition thereto, the Subscriber acknowledges and agrees that neither the issuance of the Interests to the Subscriber nor any provision contained herein shall entitle the Subscriber to remain in the employment of the Partnership or any of its subsidiaries or affect the right of the Partnership or any of its subsidiaries to terminate the Subscriber's employment at any time for any reason.

     (c) The Subscriber acknowledges that he may not sell, transfer, assign, pledge, dispose of, grant a security interest in, mortgage, hypothecate, encumber or permit or suffer any encumbrance on all or any portion of the Subscriber's Interests including any interest in the profits or capital of the Partnership (the commission of any such act, or any such similar act in relation to a person's beneficial interest in the Partnership being referred to as a "Transfer"), unless the General Partner consents to the Transfer in writing and the Transfer is registered under the Securities Act or an exemption from such registration is available. The Subscriber also understands that the Transfer of such Subscriber's Interests is restricted by the provisions of the Partnership Agreement and state securities laws.

3) Additional Contributions. If the Subscriber makes any additional Capital Contributions in respect of [Class B-1/Class B-2] Units at any time, this Subscription Agreement will be deemed to be amended to include such additional contributions and all representations and warranties made by the Subscriber herein will be deemed repeated with respect to such additional contribution as of the date such contribution is made. The foregoing representations, warranties and agreements shall survive the date hereof.

4) Right of Optional Redemption. The Partnership shall have the right to redeem the Interests held by the Subscriber, in whole or in part, within 120 days of the date that the Subscriber's employment is terminated , as follows:

     (a) If the Subscriber's employment is terminated on or before __________, _____, then the Partnership shall be entitled to redeem up to 100% of the Subscriber's Interests at a redemption price equal to the lesser of (i) the aggregate Capital Contributions made in respect of such Interests and (ii) the Fair Market Value of the Subscriber's Interests.

     (b) If the Subscriber's employment is terminated on or before __________, _____, then the Partnership shall be entitled to redeem up to 75% of the Subscriber's Interests at a redemption price equal to the lesser of (i) the aggregate Capital Contributions made in respect of such Interests and (ii) the Fair Market Value of the Subscriber's Interests, and up to 25% of the Subscriber's Interests at a redemption price equal to the Fair Market Value of such Interests.

     (c) If the Subscriber's employment is terminated on or before __________, _____, then the Partnership shall be entitled to redeem up to 50% of the Subscriber's Interests at a redemption price equal to the lesser of (i) the aggregate Capital Contributions made in respect of such Interests and (ii) the Fair Market Value of the Subscriber's Interests, and up to 50% of the Subscriber's Interests at a redemption price equal to the Fair Market Value of such Interests.

     (d) If the Subscriber's employment is terminated on or before __________, _____, then the Partnership shall be entitled to redeem up to 25% of the Subscriber's Interests at a redemption price equal to the lesser of (i) the aggregate Capital Contributions made in respect of such Interests and (ii) the Fair Market Value of the Subscriber's Interests, and up to 75% of the Subscriber's Interests at a redemption price equal to the Fair Market Value of such Interests.

     (e) If the Subscriber's employment is terminated after __________, _____, then the Partnership shall be entitled to redeem up to 100% of the Subscriber's Interests at a redemption price equal to the Fair Market Value of such Interests.

     (f) Notwithstanding the foregoing clauses (a) through (e) hereof, if the Subscriber's employment is terminated for Cause at any time, then the Partnership shall be entitled to redeem up to 100% of the Subscriber's Interests at a redemption price equal to the lesser of
     (i) the aggregate Capital Contributions made in respect of such Interests and (ii) the Fair Market Value of such Interests.

     (g) For purposes of Section 6.7 of the Partnership Agreement, if the Subscriber reasonably disagrees with the General Partner's determination of Fair Market Value, the Subscriber shall deliver to the General Partner a written notice of objection within thirty days after delivery of the General Partner's determination. Upon receipt of the Subscriber's written notice of objection, the General Partner and the Subscriber will negotiate in good faith to agree on such Fair Market Value. If such agreement is not reached within 45 days after the delivery of the General Partner's determination, Fair Market Value shall be determined by an appraiser jointly selected by the General Partner and the Subscriber, which appraiser shall submit to the General Partner and the Subscriber a report within 30 days of its engagement setting forth such determination. If the Subscriber and the General Partner are unable to agree on an appraiser within 45 days after delivery of the General Partner's determination, within seven days, the Subscriber and the General Partner shall submit the names of four nationally recognized firms that are engaged in the business of valuing non-public securities, and the Subscriber and the General Partner shall be entitled to strike two names from the other party's list of firms, and the appraiser shall be selected by lot from the remaining four firms. The expenses of such appraiser shall be borne by the Subscriber unless the appraiser's valuation is more than 10% greater than the amount determined by the General Partner, in which case, the expenses of the appraiser shall be borne by the Companies. The determination of such appraiser as to Fair Market Value shall be final and binding upon all parties.

5) Power of Attorney. The Subscriber, as principal, hereby appoints the General Partner as its true and lawful representative and attorney-in-fact, in its name, place and stead to make, execute, sign, deliver, acknowledge, swear to and file:

     (a) the Partnership Agreement and thereby to cause the Subscriber to become a limited partner of the Partnership;

     (b) any amendment to the Partnership Agreement duly approved as provided therein; and

     (c) any partnership certificate, business certificate, fictitious name certificate, amendment thereto, or other instrument or document of any kind necessary or desirable to accomplish the business, purpose and objectives of the Partnership, or required by any applicable Federal, state or local or foreign law.

     (d) This power of attorney is coupled with an interest, is irrevocable, and shall survive and shall not be affected by, the subsequent death, disability, incompetency, termination, bankruptcy, insolvency or dissolution of the undersigned; provided, however, that this power of attorney will terminate upon the substitution of another Limited Partner for all of the undersigned's interest in the Partnership and upon the complete withdrawal of the undersigned from participation in the Partnership.

6) Miscellaneous.

     (a) Modification. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, changed, discharged, or terminated except by an instrument in writing signed by the party against whom any waiver, modification, change, discharge or termination is sought.

     (b) Revocability. This Subscription Agreement may not be withdrawn or revoked by the Subscriber in whole or in part without the consent of the General Partner.

     (c) Counterparts. This Subscription Agreement may be executed in multiple counterpart copies, each of which shall be considered an original and all of which constitute one and the same instrument binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

     (d) Successors and Assigns. Except as otherwise provided herein, this Subscription Agreement and all of the terms and provisions hereof shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, trustees, legal representatives and, in the case of the Partnership, its assigns. The obligations of the Subscriber, and the agreements, representations, warranties, and acknowledgments herein, shall be binding upon the Subscriber's heirs, executors, administrators, successors, trustees, legal representatives and permitted assigns.

     (e) Assignability. This Subscription Agreement is not transferable or assignable by the Subscriber.

     (f) Entire Agreement. Except as stated or referred to herein, this instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements.

     (g) Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of the New York applicable to agreements made and to be performed in that state.

                          [signature page follows]

     IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement as of the ____ day of _____________, ____.


                                        SUBSCRIBER


                                        Signature
                                                 -------------------------------

                                        Print Name:
                                                   -----------------------------

                                        State of Residence
                                                           ---------------------

                                        Subscriber's Taxpayer I.D. No.:


                                        ----------------------------------------

                                        Subscriber's address for notices:




SUBSCRIPTION ACCEPTED AS OF ____________, _______.

CPG INTERNATIONAL HOLDINGS LP

By:
   ---------------------------------
CPH Holding I LLC
Its General Partner

By:
   ---------------------------------

                                                                 SCHEDULE 1
                                                                 ----------

                            Capital Contribution



Subscriber         Amount of Capital    Number of [Class    Type of Capital
----------         -----------------    ----------------    ---------------
                   Contribution         B-1/Class B-2]      Contribution
                   ------------         --------------      ------------
                                        Units
                                        -----

                   $
---------------    ---------------      ---------------    ---------------